Revenue	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue

Note 26
Revenue
Revenue from contracts with customers is presented in “Sales and other operating revenues” along with some activity that is accounted for outside the scope of Accounting Standard Codification (ASC) 606, which is not material to this line, on the Consolidated Statement of Income. Purchases and sales of inventory with the same counterparty that are entered into in contemplation of one another (including buy/sell arrangements) are combined and recorded on a net basis and reported in “Purchased crude oil and products” on the Consolidated Statement of Income. Refer to
Note 14 Operating Segments and Geographic Data
for additional information on the company’s segmentation of revenue.
Receivables related to revenue from contracts with customers are included in “Accounts and notes receivable” on the Consolidated Balance Sheet, net of the allowance for doubtful accounts. The net balance of these receivables was $
13,641 and $14,219 at December 31, 2023 and 2022, respectively. Other items included in “Accounts and notes receivable” represent amounts due from partners for their share of joint venture operating and project costs and amounts due from others, primarily related to derivatives, leases, buy/sell arrangements and product exchanges, which are accounted for outside the scope of ASC 606
.
Contract assets and related costs are reflected in “Prepaid expenses and other current assets” and contract liabilities are reflected in “Accrued liabilities” and “Deferred credits and other noncurrent obligations” on the Consolidated Balance Sheet. Amounts for these items are not material to the company’s financial position.